SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Explanatory Note

Explanatory Note: This amended definitive proxy statement is being filed solely to amend and restate a proxy card previously filed by MainStay VP Funds Trust (the “Fund”) on October 4, 2018 (the "Original Filing"). No other changes have been made to the Original Filing. The Fund will distribute and make available to its shareholders this revised proxy card in lieu of the proxy card in the Original Filing.

VOTING INSTRUCTION CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line CONTROL NUMBER MainStay VP Absolute Return Multi-Strategy Portfolio PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 26, 2018 INSURANCE COMPANY NAME PRINTS HERE The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the Fund listed above in which the undersigned had an interest as a policy owner on August 31, 2018, at the special meeting of shareholders (the ”Special Meeting”) of MainStay VP Absolute Return Multi-Strategy Portfolio, a series of MainStay VP Funds Trust (“MainStay”), on November 26, 2018 at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010 or any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Fund(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Fund for which voting instructions are received by the Insurance Company. Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 26, 2018. If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-598-2019. The proxy statement for this meeting is available at: proxyonline.com/docs/mainstayVPARMS.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MainStay VP Absolute Return Multi-Strategy Portfolio

VOTING INSTRUCTION CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

PLEASE VOTE, DATE AND SIGN AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Please refer to the Proxy Statement for a discussion of the proposals.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") providing for the acquisition of the assets and liabilities of the MainStay VP Absolute Return Multi-Strategy Portfolio, a series of MainStay VP Funds Trust, by MainStay VP IQ Hedge Multi-Strategy Portfolio ("Acquiring Portfolio" and together with the MainStay VP Absolute Return Multi-Strategy Portfolio, the "Portfolios"), also a series of MainStay VP Funds Trust, in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the MainStay VP Absolute Return Multi-Strategy Portfolio ("Reorganization"); and	○	○	○
2.	To transact such other business as may properly come before the Special Meeting.	○	○	○

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE PORTFOLIO.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]